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                                                                Exhibit 27(h)ivb



                                  AMENDMENT TO
                               JANUS ASPEN SERIES
                          FUND PARTICIPATION AGREEMENT

  Effective as of June 16, 2003, this Schedule A is hereby amended as follows:

                                   Schedule A
                   Separate Accounts and Associated Contracts

     Name of Separate Account and                       Contracts Funded
Date Established by Board of Directors                 By Separate Account
--------------------------------------                 -------------------
PFL Corporate Account One                              Advantage V (or Successor
August 10, 1998                                        Marketing Names) Variable
(1940 Act Exclusion)                                   Universal Life Policy
                                                       Form No. 712 136 84 798 (may
                                                       vary by state) (1933 Act Exempt)

Legacy Builder Variable Life Separate                  PFL Life Insurance Company
Account                                                Policy Form Nos. VL20 & JL20
November 20, 1998                                      (1933 Act Registered)
(1940 Act Registered)

PFL Variable Life Account A                            Variable Protector
July 1, 1999                                           Form No. APUL0600 699
(1940 Act Registered)                                  (1933 Act Registered)

Transamerica Corporate Separate Account Sixteen        Advantage X Variable Adjustable Life
June 16, 2003                                          Insurance Policy
(1940 Act Registered)                                  Form No. EM VC1 TL703
                                                       (may vary by state)

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, it is understood and agreed that the provisions of this Amendment shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Janus Aspen Series Fund Participation Agreement to be executed in its name and on its behalf by its duly authorized representative as of this ____ day of ______________ 2003.

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                                         TRANSAMERICA LIFE INSURANCE COMPANY,
                                         (f.k.a.PFL LIFE INSURANCE COMPANY)

                                         By: ________________________________

                                         Name: ______________________________

                                         Title:______________________________

                                         JANUS ASPEN SERIES

                                         By: ________________________________

                                         Name: ______________________________

                                         Title: _____________________________